                                                                   EXHIBIT 10.35

                                  [CHASE LOGO]


THE CHASE MANHATTAN BANK
Global Derivatives Operations
4 Chase Metrotech Center, 17th Floor
Brooklyn, New York 11245




                        INTEREST RATE SWAP CONFIRMATION

TO       : GROUP ONE AUTOMOTIVE
           C/O CHASE BANK OF TEXAS
           950 ECHO LANE
           HOUSTON, TX
           ATTN: KELLY COKER
           FAX: 713-647-5858
           TEL: 713-647-5744
ATTN     : Swap Operations
FAX      : 713-647-5858
DATE     : 19 October 2001
RE       : Transaction Reference No. 0004595169 / 59554054

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date below. It constitutes a "Confirmation" as referred to in the ISDA Master Agreement described below.

         The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Each party represents and warrants to the other that (i) it is duly authorized to enter into the Transaction to which this Confirmation relates and to perform its obligations hereunder and (ii) the person executing this Confirmation is duly authorized to execute and deliver it.

    1. This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, you and we agree to use all reasonable efforts to promptly negotiate, execute, and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form"), with such modifications as you and we will in good faith agree. Upon the execution by you and we of such an agreement, this Confirmation will supplement, form a part of, and be subject to, that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation except as expressly modified below. Until you and we execute that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered

Confirmation - Swap Transaction


         into between you and we (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if you and we had executed an agreement in such form (but without any Schedule except for the election of the laws of the State of New York as the governing law and United States Dollars as the Termination Currency) on the Trade Date of the first such Transaction between you and we. In the event of any inconsistency between provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of the Transaction to which this Confirmation relates.

         The parties to this Transaction are The Chase Manhattan Bank ("Chase") and Group One Automotive C/O Chase Bank Of Texas (the "Counterparty").

    2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         NOTIONAL AMOUNT:           USD 100,000,000.00

         TRADE DATE:                19 October 2001

         EFFECTIVE DATE:            23 October 2001

         TERMINATION DATE:          25 October 2004, subject to adjustment in
                                    accordance with the Modified Following
                                    Business Day Convention.

         FIXED AMOUNTS:

         FIXED RATE PAYER:          COUNTERPARTY

         FIXED RATE PAYER
         PAYMENT DATES:             23rd of each month of each year commencing
                                    with 23 November 2001 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Modified
                                    Following Business Day Convention.

         FIXED RATE:                3.750000 percent

         FIXED RATE
         DAY COUNT FRACTION:        Actual/360

         BUSINESS DAYS:             London, New York

         FLOATING AMOUNTS:

         FLOATING RATE PAYER:       CHASE

         FLOATING RATE PAYER
         PAYMENT DATES:             23rd of each month of each year commencing
                                    with 23

Confirmation - Swap Transaction

                                November 2001 and ending with, and including, the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

     FLOATING RATE FOR INITIAL
     CALCULATION PERIOD:        2.445000 percent

     FLOATING RATE OPTION:      USD - LIBOR - BBA

     SPREAD:                    None

     DESIGNATED MATURITY:       1 Month

     RESET DATES:               The first day of each Calculation Period.

     COMPOUNDING:               Not Applicable

     FLOATING RATE
     DAY COUNT FRACTION:        Actual/360

     BUSINESS DAYS:             London, New York

     CALCULATION AGENT:         Chase

  3. ACCOUNT DETAILS

          PAYMENTS TO CHASE:

                                CHASE MANHATTAN BANK, NEW YORK, FED ABA
                                021-000-021, A/C# 900-9-001364

          PAYMENTS TO COUNTERPARTY:

                                TO THE CHASE MANHATTAN BANK, ACCOUNT NO:
                                00103341153
                                FAVOR GROUP ONE AUTOMOTIVE INC, HOUSTON

  4. Office, address and telephone number for Notices in connection with this Transaction

               (a) COUNTERPARTY: its Office in
                            950 ECHO LANE
                            HOUSTON, TX
                            ATTN: KELLY COKER
                            FAX: 713-647-5858
                            TEL: 713-647-5744

Confirmation - Swap Transaction

                (b) CHASE:    its head Office in
                              New York c/o Global Derivatives Operations
                              4 Chase Metrotech Center, 17th Floor
                              Brooklyn, New York 11245

5. DOCUMENTS TO BE DELIVERED

         i) Each party shall deliver to the other, at the time of its execution of this Confirmation, evidence of the incumbency and specimen signature of the person(s) executing this Confirmation, unless such evidence has been previously supplied and remains true and in effect.

         ii) In connection with the agreement to be executed by the parties referred to in part 1 hereof, Counterparty agrees to deliver to Chase an opinion of counsel in form and substance satisfactory to Chase.

6. GOVERNING LAW

         The laws of the State of New York, provided, however, that upon execution of the agreement referred to in part 1 hereof, this Confirmation shall be governed by the law governing such agreement.

7. RELATIONSHIP BETWEEN PARTIES

         Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

         (a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

         (b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is capable of assuming, and assumes the risks of that Transaction.

         (c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

Confirmation - Swap Transaction

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us.

                                            Yours sincerely,

                                            THE CHASE MANHATTAN BANK


                                            By: /s/ DEBORAH HOOPER
                                            Name:   Deborah Hooper
                                            Title:  Vice President

Confirmed as of the date first
above written:

GROUP ONE AUTOMOTIVE
C/O CHASE BANK OF TEXAS

By: /s/ KELLY S. COKER
   ----------------------------
Name:   Kelly S. Coker
     --------------------------
Title:  Assistant Treasurer
      -------------------------

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